EATON VANCE FLOATING-RATE FUND EATON VANCE FLOATING-RATE & HIGH INCOME FUND Supplement to Statement of Additional Information dated March 1, 2007

The following replaces “Credit Default Swaps and Credit Linked Notes” and “Interest Rate Swaps” under “Investment Policies and Risks”:

Credit Default Swap Contracts. Each Portfolio may enter credit default swap contracts. When a Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party (such as a U.S. or corporate issuer) on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have made the payments and received no benefit from the contract. If a transaction is to be settled by physical delivery, the Portfolio must deliver to the seller a credit instrument that satisfies agreed upon delivery conditions. The seller then pays the Portfolio the par value of the delivered instrument. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage because in addition to its total assets, it would be subject to investment exposure on the notional amount of the swap. These transactions involve certain risks, including that the seller may be unable to fulfill its obligations in the transaction.

Credit Linked Notes and Similar Structured Investments. Each Portfolio may also purchase credit linked notes and similar structured investments. Credit linked notes are synthetic obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference obligation”). In addition to the credit risk associated with the reference obligation and interest rate risk, the buyer and seller of a credit linked noted or similar structured investment are subject to counterparty risk.

April 9, 2007